Note 2 - Revenue Recognition	12 Months Ended
Mar. 31, 2022
Notes to Financial Statements
Revenue from Contract with Customer [Text Block]

2. Revenue Recognition

The Company applies the provisions of ASC 606-10, "Revenue from Contracts with Customers", and recognizes revenue under the core principle to depict the transfer of products to customers in an amount reflecting the consideration the Company expects to receive. The Company conducts its business almost entirely in food packaging, which contributed approximately 98% of the Company's fiscal year 2022 net sales.

Nature of products — The Company manufactures and sells the following:

•	private label products to retailers, such as supermarkets, mass merchandisers, and specialty retailers, for resale under the retailers’ own or controlled labels;
•	private label and branded products to the foodservice industry, including foodservice distributors and national restaurant operators;
•	branded products under our own proprietary brands, primarily on a national basis to retailers;
•	branded products under co-pack agreements to other major branded companies for their distribution; and
•	products to our industrial customer base for repackaging in portion control packages and for use as ingredients by other food manufacturers.

Disaggregation of revenue — In the following table, segment revenue is disaggregated by product category groups (in thousands):

	Fiscal Year
	2022	2021
Canned vegetables	$1,135,983	$1,172,635
Frozen vegetables	123,895	102,197
Fruit products	84,708	88,431
Snack products	12,332	10,999
Prepared foods	-	71,866
Other	28,362	21,516
	$1,385,280	$1,467,644

When Performance Obligations Are Satisfied — A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account for revenue recognition.  A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied.  The Company’s primary performance obligation is the production of food products and secondarily case and labeling services and storage services for certain bill and hold sales.

Revenue recognition is completed primarily at a point in time basis when product control is transferred to the customer.  In general, control transfers to the customer when the product is shipped or delivered to the customer based upon applicable shipping terms, as the customer can direct the use and obtain substantially all of the remaining benefits from the asset at this point in time.

Customer contracts generally do not include more than one performance obligation.  When a contract does contain more than one performance obligation, we allocate the contract’s transaction price to each performance obligation based on its relative standalone selling price. The standalone selling price for each distinct good is generally determined by directly observable data.

The performance obligations in our contracts are generally satisfied within one year. As such, we have not disclosed the transaction price allocated to remaining performance obligations for labeling and storage as of March 31, 2022 which is included in deferred revenue on the consolidated balance sheet.

Significant Payment Terms — Our customer contracts identify the product, quantity, price, payment and final delivery terms.  Payment terms usually include early pay discounts.  We grant payment terms consistent with industry standards. Although some payment terms may be more extended, no terms beyond one year are granted at contract inception.  As a result, we do not adjust the promised amount of consideration for the effects of a significant financing component because the period between our transfer of a promised good or service to a customer and the customer’s payment for that good or service will be generally 30 days or less.

Shipping — All shipping and handling costs associated with outbound freight are accounted for as fulfillment costs and are included in the cost of sales; this includes shipping and handling costs after control over a product has transferred to a customer.

Variable Consideration — In addition to fixed contract consideration, some contracts include some form of variable consideration.  Trade promotions are an important component of the sales and marketing of the Company’s branded products, and are critical to the support of the business. Trade promotion costs, which are recorded as a reduction of sales, include amounts paid to retailers for shelf space, to obtain favorable display positions and to offer temporary price reductions for the sale of our products to consumers. Accruals for trade promotions are recorded primarily at the time of sale to the retailer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a retailer from amounts otherwise due to the Company. As a result, the ultimate cost of a trade promotion program is dependent on the relative success of the events and the actions and level of deductions taken by retailers. Final determination of the permissible deductions may take extended periods of time.

Contract Balances — The contract asset balances are $0.9 million as of March 31, 2022 and 2021. The contract liability balance is immaterial.  The Company does not have significant deferred revenue or unbilled receivable balances because of transactions with customers.  The Company does have deferred revenue for prepaid case and labeling and storage services which have been collected from bill and hold sales.

Contract Costs — We have identified certain incremental costs to obtain a contract, primarily sales commissions, requiring capitalization under the standard.  The Company continues to expense these costs as incurred because the amortization period for the costs would have been one year or less.  The Company does not incur significant fulfillment costs requiring capitalization.